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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 28, 2003


                        PACIFICHEALTH LABORATORIES, INC.
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               (Exact name of registrant as specified in charter)



           Delaware                  000-23495              22-3367588
           ---------------           -----------            --------------
           (State of other           (Commission            (IRS Employer
           jurisdiction of           File Number)           Identification
           incorporation)                                   Number)


         100 Matawan Road, Suite 420 Matawan, NJ               07747-3913
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         (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code:  (732) 739-2900
                                                          ----------------


       -------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7.           Financial Statements and Exhibits.
         (a)      Not applicable.
         (b)      Not applicable.
         (c)      Exhibits

         Exhibit No.                Description
         -----------                -----------
           99.1            Press release dated August 28, 2003.


Item 5.           Other Events

         On August 28, 2003, PacificHealth Laboratories, Inc. issued a press release announcing the Company had raised $575,000 in a private placement of Units, each Unit consisting of two shares of common stock and one warrant exercisable for one share of common stock. The investors paid a Unit purchase price of $0.935. Among those participating in this private placement were Dr. Robert Portman, the Company's President and CEO, Stephen P. Kuchen, the Company's CFO and a director, and David Portman, the Company's secretary and a director. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PACIFICHEALTH LABORATORIES, INC.

Dated:  September 2, 2003                   By:   Stephen P. Kuchen
                                               ------------------------------
                                                  Stephen P. Kuchen
                                                  Chief Financial Officer


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                                  Exhibit Index
                                  -------------

Exhibit No.                                 Description
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99.1                              Press release dated August 28, 2003